UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 13, 2006

Satellite Security Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-28739	91-1903590
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6779 Mesa Ridge Road, Suite 100

San Diego, California 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(877) 437-4199

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.03	CREATION OF DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On July 13, 2006, Satellite Security Corporation (the “Company”) entered into a financing transaction in which the Company issued $3.3 million of secured, convertible promissory notes (the “Notes”), 21,607,465 Series A Warrants and 18,006,221 Series B Warrants, resulting in net proceeds to the Company of $2,947,500 after deducting finders fees and expenses, as more particularly described in a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The description of the transaction contained herein is qualified in its entirety by reference to the following: the Form of Class A Common Stock Purchase Warrant, dated July 13, 2006; the Form of Class B Common Stock Purchase Warrant, dated July 13, 2006; the Form of Secured Convertible Note, dated July 13, 2006; the Form of Subscription Agreement among the Company and the Subscribers, dated July 13, 2006; the Form of Guaranty among Satellite Security Systems, Inc., the Lenders identified in Schedule A thereto, and Barbara R. Mittman, as Collateral Agent, dated July 13, 2006; the Form of Security Agreement among the Company, Satellite Security Systems, Inc., the Lenders identified in Schedule A thereto, and Barbara R. Mittman, as Collateral Agent, dated July 13, 2006; the Form of Funds Escrow Agreement among the Company, the Subscribers identified in Schedule A thereto, and Grushko & Mittman, P.C., dated July 13, 2006; and the Form of Collateral Agent Agreement among Barbara R. Mittman and the parties identified on Schedule A of the Collateral Agent Agreement, dated July 13, 2006. Each of these documents is filed as an Exhibit to this report and each is incorporated herein by reference.

This report contains forward-looking statements that involve risks and uncertainties including statements regarding our expectations regarding future fund raising. We generally use words such as “believe,” “may,” “could,” “will,” “intend,” “expect,” “anticipate,” “plan,” and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On July 14, 2006, our Board of Directors appointed Aidan Shields as our new Chief Financial Officer effective July 14, 2006, as more particularly described in the press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. For the complete terms of Mr. Shields employment agreement, please see the full text of the agreement which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

4.1	Form of Class A Common Stock Purchase Warrant, dated July 13, 2006

4.2	Form of Class B Common Stock Purchase Warrant, dated July 13, 2006

4.3	Form of Secured Convertible Note, dated July 13, 2006

4.4	Form of Subscription Agreement between Company and the Subscribers, dated July 13, 2006

4.5	Form of Guaranty among Satellite Security Systems, Inc., and Barbara R. Mittman, acting in a manner and to the extent described in the Collateral Agent Agreement for the benefit of the parties identified in Schedule A of the Guaranty, dated July 13, 2006

4.6	Form of Security Agreement among Satellite Security Corporation, Satellite Security Systems, Inc., and Barbara R. Mittman, as collateral agent acting in the manner and to the extent described in the Collateral Agent Agreement for the parties identified in Schedule A of the Security Agreement, dated July 13, 2006

4.7	Form of Funds Escrow Agreement among Satellite Security Corporation, the Subscribers identified on Schedule A to the Funds Escrow Agreement and Grushko & Mittman, P.C., dated July 13, 2006

4.8	Form of Collateral Agent Agreement among Barbara R. Mittman and the parties identified on Schedule A of the Collateral Agent Agreement, dated July 13, 2006

10.1	Employment Agreement by and between Satellite Security Corporation and Aidan Shields, dated July 14, 2006.

99.1	Press Release dated July 18, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SATELLITE SECURITY CORPORATION

July 18, 2006	By:	/s/ John L. Phillips
Name: John L. Phillips
Title: Chief Executive Officer

Exhibit Index

4.1	Form of Class A Common Stock Purchase Warrant, dated July 13, 2006

4.2	Form of Class B Common Stock Purchase Warrant, dated July 13, 2006

4.3	Form of Secured Convertible Note, dated July 13, 2006

4.4	Form of Subscription Agreement between Company and the Subscribers, dated July 13, 2006

4.5	Form of Guaranty among Satellite Security Systems, Inc., and Barbara R. Mittman, acting in a manner and to the extent described in the Collateral Agent Agreement for the benefit of the parties identified in Schedule A of the Guaranty, dated July 13, 2006

4.6	Form of Security Agreement among Satellite Security Corporation, Satellite Security Systems, Inc., and Barbara R. Mittman, as collateral agent acting in the manner and to the extent described in the Collateral Agent Agreement for the parties identified in Schedule A of the Security Agreement, dated July 13, 2006

4.7	Form of Funds Escrow Agreement among Satellite Security Corporation, the Subscribers identified on Schedule A to the Funds Escrow Agreement and Grushko & Mittman, P.C., dated July 13, 2006

4.8	Form of Collateral Agent Agreement among Barbara R. Mittman and the parties identified on Schedule A of the Collateral Agent Agreement, dated July 13, 2006

10.1	Employment Agreement by and between Satellite Security Corporation and Aidan Shields, dated July 14, 2006.

99.1	Press Release dated July 18, 2006